UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 6, 2020

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On August 6, 2020, Pinnacle West Capital Corporation (“Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter ended June 30, 2020 and its earnings outlook for 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01.

Pinnacle West is providing a copy of the slide presentation made in connection with the quarterly earnings conference call on August 6, 2020. This information contains Pinnacle West operating results for the fiscal quarter ended June 30, 2020, earnings outlook for 2020 and a quarterly consolidated statistical summary. The slide presentation is attached hereto as Exhibit 99.2 and is concurrently being posted to Pinnacle West’s website at www.pinnaclewest.com.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Earnings News Release issued on August 6, 2020

99.2	Pinnacle West Arizona Public Service Company	Pinnacle West Capital Corporation Second Quarter 2020 Results slide presentation accompanying August 6, 2020 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 6, 2020	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 6, 2020	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer